FOR IMMEDIATE RELEASE
For More Information:
Ronald L. Thigpen                         John Marsh
Executive Vice President and COO          President
Southeastern Bank Financial Corp.         Marsh Communications LLC
706-481-1014                              770-458-7553


                    Southeastern Bank Financial Corp. Reports
             Solid Growth in Third Quarter 2007 Income and Earnings

AUGUSTA, Ga., Oct. 19, 2007 - Southeastern Bank Financial Corp. (OTCBB:SBFC), the holding company for Georgia Bank & Trust Company of Augusta and Southern Bank & Trust, today reported quarterly net income of $3.4 million for the three months ended Sept. 30, 2007, an increase of 14.7 percent from $2.9 million in the third quarter of 2006. Diluted earnings per share for the third quarter of 2007 were $0.61, a 10.9 percent increase from $0.55 for the same period last year.

"We produced quality growth across our banking franchise in the third quarter, from core deposits to loans to fee income," said R. Daniel Blanton, president and chief executive officer. "Our Southern Bank & Trust subsidiary has exceeded our expectations and closed the quarter with more than $75 million in total assets, contributing substantially to our continued strong growth. In August, we opened our second Southern Bank & Trust office, in North Augusta, S.C.

"We are also pleased that our traditionally strong credit culture is holding up well in an environment that is causing asset quality issues at many institutions," said Blanton. "We will continue to take a measured approach to our growth as we look to expand in the future." Nonperforming assets at Sept. 30, 2007, were 0.33 percent of total loans, and net charge-offs for the quarter totaled 0.04 percent of average loans. At December 31, 2006, non performing assets were also 0.33 percent of total loans and net chargeoffs for 2006 were
0.17 percent of average loans.

At Sept. 30, 2007, total assets were $1.2 billion, an increase of $146.7 million, or 14.1 percent, from Dec. 31, 2006. Loans outstanding at the end of the third quarter were


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$849.4 million, an increase of 13.3 percent from Dec. 31, 2006. Total deposits were $951.2 million, an increase of 18.6 percent for the same period.

Net interest income for the third quarter of 2007 was $9.7 million, up 11.8 percent from the same period a year ago. Noninterest income for the quarter was $4.7 million, an increase of 37.3 percent over the third quarter of 2006, including a one-time gain on the sale of real estate totaling $1.1 million, which was partially offset by a one-time loss on the sale of securities of $278,206. The securities sale involved the sale of lower yielding securities in exchange for higher yielding securities, in an effort to position the company for greater earnings growth in the future.

Noninterest expense totaled $8.3 million in the third quarter of 2007, a 14.9 percent increase from a year ago, reflecting higher operating costs associated with the company's expansion activities, including the opening of a new Southern Bank & Trust banking center, as well as a $250,000 charitable donation made during the quarter to Georgia Bank Foundation.

"Notwithstanding the one-time gain, we generated solid returns in noninterest income in the third quarter, which was driven by several factors," said Blanton. "Deposits in our Augusta and Aiken markets grew faster than projected, resulting in a sizable increase in service charge and fee income. Our mortgage operations have held steady, despite the ongoing turmoil in the housing and credit markets, even gaining slightly from the third quarter of 2006. And our wealth management business continued to expand, as income from retail investment and trust services was up significantly in the third quarter."

Return on average assets (ROA) was 1.16 percent for the third quarter of 2007, and return on average shareholders' equity (ROE) was 15.86 percent.

For the nine months ended Sept. 30, 2007, the company reported net income of $9.1 million, or $1.65 in diluted earnings per share, an increase of 9.3 percent and 5.8 percent, respectively, from the same period a year ago.


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
Net interest income for the first nine months of 2007 was $28.3 million, up 12.5 percent from $25.1 million in the comparable nine months in 2006. Noninterest income was $12.1 million for the first nine months of 2007, compared to $10.6 million for the same period in 2006, an increase of 14.1 percent. Noninterest expense for the first three quarters of 2007 totaled $23.7 million, compared to $21.7 million for the comparable period in 2006.

About Southeastern Bank Financial Corp.
Southeastern Bank Financial Corp. is the $1.2 billion-asset bank holding company of Georgia Bank & Trust Company of Augusta (GB&T) and Southern Bank & Trust (SB&T). GB&T is the largest locally owned and operated community bank in the Augusta metro market, with nine full-service Augusta-area offices and an office in Athens, Ga. SB&T is a federally chartered thrift serving the Aiken County, S.C., market, with two full-service offices. The company also has mortgage operations in Augusta and Savannah. The banks focus primarily on real estate, commercial and consumer loans to individuals, small to medium-sized businesses and professionals, and also provide wealth management and trust services. The company's common stock is publicly traded on the OTC Bulletin Board under the symbol SBFC. For more information, please visit the company's Web site, www.georgiabankandtrust.com.

Safe Harbor Statement - Forward-Looking Statements
Statements made in this release by Southeastern Bank Financial Corporation (The Company) other than those concerning historical information, should be considered forward-looking and subject to various risks and uncertainties. Such forward-looking statements are made based upon management's belief as well as assumptions made by, and information currently available to, management pursuant to "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The Company's actual results may differ materially from the results anticipated in forward-looking statements due to a variety of factors, including: unanticipated changes in the Bank's local economy and in the national economy; governmental monetary and fiscal policies; deposit levels, loan demand, loan collateral values and securities portfolio values; difficulties in interest rate risk management; difficulties in operating in a variety of geographic areas; the effects of competition in the banking business; changes in governmental regulation relating to the banking industry, including regulations relating to branching and acquisitions; failure of assumptions underlying the establishment of reserves for loan losses, including the value of collateral underlying delinquent loans; and other factors. The Company cautions that such factors are not exclusive. The Company does not undertake to update any forward-looking statement that may be made from time to time by, or on behalf of, the Company.

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
                  SOUTHEASTERN BANK FINANCIAL CORPORATION AND SUBSIDIARIES

                                Consolidated Balance Sheets


                                                            September 30,
                                                                2007         December 31,
                 Assets                                      (Unaudited)         2006
                                                           ---------------  ---------------
Cash and due from banks                                    $   26,487,084   $   25,709,915
Federal funds sold                                             23,847,000       14,688,000
Interest-bearing deposits in other banks                          500,031          512,690
                                                           ---------------  ---------------
      Cash and cash equivalents                                50,834,115       40,910,605

Investment securities
  Available-for-sale                                          232,545,144      199,135,716
  Held-to-maturity, at cost (fair values of
    $1,980,734 and $3,048,196, respectively)                    1,935,227        2,970,619

Loans held for sale                                             9,562,760       14,857,315

Loans                                                         839,862,823      735,111,615
  Less allowance for loan losses                              (11,804,686)      (9,776,779)
                                                           ---------------  ---------------
      Loans, net                                              828,058,137      725,334,836

Premises and equipment, net                                    28,140,004       23,402,588
Accrued interest receivable                                     7,424,365        5,982,654
Bank-owned life insurance                                      16,476,922       15,982,052
Restricted equity securities                                    5,059,781        4,936,281
Other assets                                                    7,882,950        7,689,596
                                                           ---------------  ---------------

                                                           $1,187,919,405   $1,041,202,262
                                                           ===============  ===============

  Liabilities And Stockholders' Equity

Deposits
    Noninterest-bearing                                    $  109,053,029   $  106,846,160
    Interest-bearing:
      NOW accounts                                            136,381,664      119,334,300
      Savings                                                 301,562,674      255,065,766
      Money management accounts                                59,520,051       45,897,176
      Time deposits over $100,000                             238,930,907      193,860,714
      Other time deposits                                     105,779,924       80,758,973
                                                           ---------------  ---------------
                                                              951,228,249      801,763,089

Federal funds purchased and securities sold
  under repurchase agreements                                  61,953,938       70,019,551
Advances from Federal Home Loan Bank                           59,000,000       60,000,000
Other borrowed funds                                              900,000        1,000,000
Accrued interest payable and other liabilities                  8,224,404        9,495,498
Subordinated debentures                                        20,000,000       20,000,000
                                                           ---------------  ---------------

      Total liabilities                                     1,101,306,591      962,278,138
                                                           ---------------  ---------------

Stockholders' equity:
  Common stock, $3.00 par value; 10,000,000 shares
    authorized; 5,433,614 and 5,433,285 shares issued in
    2007 and 2006, respectively; 5,425,982 and 5,432,854
    shares outstanding in 2007 and 2006, respectively          16,300,842       16,299,855
  Additional paid-in capital                                   39,376,328       38,989,058
  Retained earnings                                            32,255,461       25,287,006
  Treasury stock, at cost; 7,632 and 431 shares in
    2007 and 2006, respectively                                  (289,865)         (16,809)
  Accumulated other comprehensive loss, net                    (1,029,952)      (1,634,986)
                                                           ---------------  ---------------

      Total stockholders' equity                               86,612,814       78,924,124
                                                           ---------------  ---------------

                                                           $1,187,919,405   $1,041,202,262
                                                           ===============  ===============

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

                      SOUTHEASTERN BANK FINANCIAL CORPORATION AND SUBSIDIARIES

                                  Consolidated Statements of Income

                                             (Unaudited)


                                                    Three Months Ended          Nine Months Ended
                                                      September, 30,             September, 30,
                                               --------------------------  -------------------------
                                                   2007          2006          2007         2006
                                               ------------  ------------  ------------  -----------
Interest income:
  Loans, including fees                        $17,138,785   $14,208,614   $49,041,654   $39,038,976
  Investment securities                          3,015,836     2,705,083     8,548,646     7,863,464
  Federal funds sold                               220,138       195,013       901,723       389,642
  Interest-bearing deposits in other banks           6,710         5,808        20,180        19,458
                                               ------------  ------------  ------------  -----------
    Total interest income                       20,381,469    17,114,518    58,512,203    47,311,540
                                               ------------  ------------  ------------  -----------

Interest expense:
  Deposits                                       8,688,555     6,479,749    24,345,638    16,945,683
  Federal funds purchased and securities sold
    under repurchase agreements                    829,797       754,106     2,499,627     2,162,860
  Other borrowings                               1,127,128     1,168,587     3,390,854     3,073,878
                                               ------------  ------------  ------------  -----------
    Total interest expense                      10,645,480     8,402,442    30,236,119    22,182,421
                                               ------------  ------------  ------------  -----------

    Net interest income                          9,735,989     8,712,076    28,276,084    25,129,119

Provision for loan losses                        1,001,232       666,913     2,607,419     1,627,041
                                               ------------  ------------  ------------  -----------

    Net interest income after provision
      for loan losses                            8,734,757     8,045,163    25,668,665    23,502,078
                                               ------------  ------------  ------------  -----------

Noninterest income:
  Service charges and fees on deposits           1,675,173     1,422,806     4,653,640     4,314,928
  Gain on sales of loans                         1,349,880     1,328,907     3,954,535     3,854,244
  Gain on sale of fixed assets                   1,094,902         3,210     1,031,764        95,049
  Investment securities (losses) gains, net       (278,206)      (10,000)     (245,015)      273,600
  Retail investment income                         296,025       192,363       894,482       576,336
  Trust service fees                               271,167       214,294       829,609       605,126
  Increase in cash surrender value of
    bank-owned life insurance                      169,133       156,010       494,870       445,253
  Miscellaneous income                             168,453       150,682       496,993       447,077
                                               ------------  ------------  ------------  -----------
      Total noninterest income                   4,746,527     3,458,272    12,110,878    10,611,613
                                               ------------  ------------  ------------  -----------

Noninterest expense:
  Salaries and other personnel expense           4,905,273     4,538,449    14,329,031    13,483,469
  Occupancy expenses                               845,373       637,723     2,348,159     2,071,624
  Other operating expenses                       2,557,612     2,057,702     6,984,774     6,168,196
                                               ------------  ------------  ------------  -----------
      Total noninterest expense                  8,308,258     7,233,874    23,661,964    21,723,289
                                               ------------  ------------  ------------  -----------

      Income before income taxes                 5,173,026     4,269,561    14,117,579    12,390,402

Income tax expense                               1,816,746     1,344,532     5,031,078     4,078,994
                                               ------------  ------------  ------------  -----------

      Net income                               $ 3,356,280   $ 2,925,029   $ 9,086,501   $ 8,311,408
                                               ============  ============  ============  ===========

Basic net income per share                     $      0.62   $      0.55   $      1.67   $      1.57
                                               ============  ============  ============  ===========

Diluted net income per share                   $      0.61   $      0.55   $      1.65   $      1.56
                                               ============  ============  ============  ===========

Weighted average common shares outstanding       5,428,409     5,312,831     5,431,489     5,288,760
                                               ============  ============  ============  ===========

Weighted average number of common and
  common equivalent shares outstanding           5,492,967     5,361,440     5,499,414     5,329,051
                                               ============  ============  ============  ===========

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

                     SOUTHEASTERN BANK FINANCIAL CORPORATION AND SUBSIDIARIES

                               Consolidated Statements of Cash Flows

                                            (Unaudited)


                                                                  Nine Months Ended September 30,
                                                                      2006              2005
                                                                ----------------  ----------------
Cash flows from operating activities:
Net income                                                      $     8,311,408   $     7,088,318
  Adjustments to reconcile net income to net cash
    provided by operating activities
    Depreciation                                                      1,013,581         1,088,406
    Provision for loan losses                                         1,627,041         1,576,223
    Net investment securities (gains) losses                           (273,600)           85,666
    Net (accretion of discount) amortization of
      premium on investment securities                                 (266,989)          273,044
    Increase in CSV of bank owned life insurance                       (445,253)         (293,339)
    Stock options compensation cost                                     331,698                 -
    (Gain) loss on disposal of premises and equipment                   (95,050)            6,685
    Gain on the sale of other real estate                                     -            (9,405)
    Gain on sales of loans                                           (3,854,244)       (3,860,823)
    Real estate loans originated for sale                          (200,576,379)     (199,233,926)
    Proceeds from sales of real estate loans                        211,288,167       206,363,501
    Increase in accrued interest receivable                            (763,351)         (426,787)
    (Increase) decrease in other assets                              (1,331,854)           38,039
    Increase in accrued interest payable and other liabilities          835,676           290,074
                                                                ----------------  ----------------
      Net cash provided by operating activities                      15,800,851        12,985,676
                                                                ----------------  ----------------

Cash flows from investing activities:
    Proceeds from sales of available for sale securities             15,729,239        23,852,712
    Proceeds from maturities of available for sale securities        54,444,673        17,796,690
    Proceeds from maturities of held to maturity securities             500,000                 -
    Purchase of available for sale securities                       (89,515,360)      (75,180,015)
    Purchase of Federal Home Loan Bank stock                           (873,800)         (920,600)
    Proceeds from redemption of FHLB stock                              225,000           225,000
    Net increase in loans                                           (99,503,380)      (71,523,269)
    Purchase of Bank-owned life insurance                            (3,500,000)                -
    Additions to premises and equipment                              (4,607,619)       (2,572,201)
    Proceeds from sale of other real estate                                   -           172,286
    Proceeds from sale of premises and equipment                      1,791,151             2,500
                                                                ----------------  ----------------
      Net cash used in investing activities                        (125,310,096)     (108,146,897)
                                                                ----------------  ----------------

Cash flows from financing activities:
    Net increase in deposits                                        128,943,407        89,088,632
    Net (decrease) increase in federal funds purchased and
      securities sold under repurchase agreements                    (4,110,635)       13,585,690
    Advances from Federal Home Loan Bank                             19,000,000        17,000,000
    Payments of Federal Home Loan Bank advances                     (11,000,000)       (5,000,000)
    Proceeds from subordinated debentures                            10,000,000                 -
    Proceeds from issuance of common stock                            4,429,166                 -
    Proceeds from other borrowed funds                                        -           100,000
    Purchase of treasury stock                                          (45,174)                -
    Payment of cash dividends                                        (2,060,300)       (2,049,219)
    Proceeds from stock options exercised                               176,127             3,010
                                                                ----------------  ----------------
      Net cash provided by financing activities                     145,332,591       112,728,113
                                                                ----------------  ----------------

      Net increase in cash and cash equivalents                 $    35,823,346   $    17,566,892

Cash and cash equivalents at beginning of period                     22,563,056        26,024,197

                                                                ----------------  ----------------
Cash and cash equivalents at end of period                      $    58,386,402   $    43,591,089
                                                                ================  ================

Supplemental disclosures of cash paid during the period for:
    Interest                                                    $    21,506,010   $    12,536,090
                                                                ================  ================

    Income taxes                                                $     4,912,075   $     3,560,000
                                                                ================  ================

Supplemental information on noncash investing activities:
    Loans transferred to other real estate                      $             -   $       109,452
                                                                ================  ================

See accompanying notes to consolidated financial statements.

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

                     Southeastern Bank Financial Corporation
                              September 2007 Ratios


                               3rd Quarter   YTD 2007
                               ------------  ---------
RETURN ON AVERAGE ASSETS:             1.16%      1.10%


RETURN ON AVERAGE EQUITY:            15.86%     14.77%


NET INTEREST MARGIN:                  3.54%      3.58%


CHARGE OFFS / GROSS AVG LOANS         0.04%      0.07%


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